MICROCHIP TECHNOLOGY INCORPORATED
                         NOTICE OF GRANT OF STOCK OPTION
                       1997 NONSTATUTORY STOCK OPTION PLAN

Notice is hereby given of the following nonstatutory stock option grant (the "Option") to purchase shares of the Common Stock of Microchip Technology Incorporated, a Delaware corporation (the "Company"):

Optionee:                  _____________________________________________________

Grant Date:                ______________________________________________, 199__

Date Vesting Begins:       ______________________________________________, 199__

Vesting Period:            _____________________________________________________

Option Price:              _____________________________________________________

Number of Option Shares:   _____________________________________________________

Expiration Date:           ______________________________________________, 200__

Type of Option:            Nonstatutory Stock Option

Exercise/Vesting Schedule: The Option may be exercised for any or all of the Vested Option shares. If the Grant Date and the Date Vesting Begins are the same, then the monthly installments for the first year of the Vesting Period will vest only in a lump sum upon the Optionee's completion of twelve months of Service measured from the Grant Date, the balance will vest over the remainder of the vesting period on a monthly basis. However, if the Date Vesting Begins is not the same as the Grant Date, then the Option Shares will vest in equal monthly installments (12 x the number of years in the Vesting Period) over the Optionee's period of Service, beginning one month after the Date Vesting Begins. In no event will the Optionee vest in any additional shares following the Optionee's cessation of Service (as defined in the attached Plan).

Optionee understands that the Option is granted subject to and in accordance with the express terms and conditions of the Microchip Technology Incorporated 1997 Nonstatutory Stock Option Plan (the "Plan"). Optionee agrees to be bound by the terms and conditions of the Plan and the terms and conditions of the Option as set forth in the Stock Option Agreement attached hereto as Exhibit A.

Optionee hereby acknowledges receipt of a copy of the official Plan prospectus in the form attached hereto as Exhibit B.

NO EMPLOYMENT OF SERVICE CONTRACT. NOTHING IN THE OPTION AGREEMENT OR THE PLAN SHALL CONFER UPON THE OPTIONEE THE RIGHT TO CONTNUE IN THE EMPLOY OR SERVICE OF THE COMPANY FOR ANY PERIOD OF SPECIFIC DURATION OR INTERFERE WITH OR OTHERWISE RESTRICT IN ANYWAY THE RIGHTS OF THE COMPANY OR THE OPTIONEE, WHICH RIGHTS ARE HEREBY EXPRESSLY RESERVED BY EACH, TO TERMINATE OPTIONEE'S SERVICE AT ANY TIME FOR ANY REASON WHATSOEVER, WITH OR WITHOUT CAUSE.

Dated:____________, 199___                    MICROCHIP TECHNOLOGY INCORPORATED

                                              By:_______________________________
                                                 Steve Sanghi, President and CEO

                                              Optionee: ________________________

                                              Address: _________________________

                                    Exhibit A
                                    ---------

                             STOCK OPTION AGREEMENT

                       1997 NONSTATUTORY STOCK OPTION PLAN

                  THIS AGREEMENT is made by and between Microchip Technology Incorporated, a Delaware corporation (the "Company"), and the Optionee listed on the Notice of Grant of Stock Option (the "Grant Notice") to which this Agreement is attached as Exhibit A.

                  Optionee is a key person associated with the Company, and the Company considers it desirable and its best interest that Optionee be given an inducement to acquire a proprietary interest in the Company and added incentive to advance the interest of the Company by possessing an option to purchase the Company's Common Stock, subject to the terms and conditions of the Company's 1997 Nonstatutory Stock Option Plan (the "Plan") which is attached to the Grant Notice as Exhibit B.

                  Now, therefore, it is agreed by and between the parties as follows:

                  1. Grant of Option. The Company hereby grants to Optionee, as of the Grant Date specified in the Grant Notice, the right, privilege and option to purchase shares of Common Stock as set forth in the Grant Notice (the "Optioned Shares"), subject in all respects to the terms, conditions and provisions of this Agreement and the Plan, which is attached to the Grant Notice as Exhibit B and incorporated by reference in this Agreement. The Optionee acknowledges having received and carefully reviewed a copy of the Plan.

                  2. Option Price. The option price (the "Option Price") as determined by the Administrator is set forth in the Grant Notice which has been determined by the Administrator in accordance with Sections 1.2(m) and 1.4(c)(i) of the Plan.

                  3. Vesting of Option.

                           (a) Vesting Schedule.  The time at which the Optioned
Shares vest and the optionholder may exercise this option with respect to such Optioned Shares shall be as set forth in the Grant Notice. Optioned Shares that have vested may be acquired at any time, and from time to time, in whole or in part, until the option expires as provided in Section 6 hereof.

                           (b) Acceleration.  The Optioned Shares may vest on an
accelerated basis only as provided in the Plan. In addition, the Administrator may, by resolution adopted after the Grant Date, allow the option to be exercised on an accelerated basis.

                  4. Exercise of Option.

                           (a) Right to  Exercise.  This  Option is  exercisable
during its term in accordance with the Vesting Schedule set out in the Grant Notice and the applicable provisions of the Plan and this Option Agreement.

                           (b) Method of Exercise. This Option is exercisable by
delivery of an exercise notice, in the form attached as Schedule A (the "Exercise Notice"), which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the

"Exercised Shares"), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice shall be completed by the Optionee and delivered to Human Resources,
ATTN: Stock Administration. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price. No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with Applicable Laws. Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such Exercised Shares.

                  5. Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:

                           (a) cash;

                           (b) check drawn to the Company's order; or

                           (c)  consideration  received by the  Company  under a
cashless exercise program implemented by the Company in connection with the Plan.

                  6. Termination of Option. This Option, to the extent not previously exercised, shall terminate upon the first to occur of the tenth anniversary of the Grant Date or as otherwise set forth in the Plan.

                  7. No Privilege of Stock Ownership. The holder of the Option granted hereunder shall not have any of the rights of a stockholder with respect to the Optioned Shares until such Optionee shall have exercised the option, paid the Option Price, and received a stock certificate for the purchased shares of Common Stock.

                  8. Compliance with Applicable Laws. The exercise of this Option and the issuance of the Shares upon such exercise shall be subject to compliance by the Company and the Optionee with all Applicable Laws. In connection with the exercise of this Option, Optionee shall execute and deliver to the Company such representations in writing as may be requested by the Company in order for it to comply with applicable requirements of federal and state securities laws.

                  9. Liability of the Company. The inability of the Company to obtain approval from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares pursuant to this Agreement shall relieve the Company of any liability with respect to the nonissuance or sale of the Shares as to which such approval shall not have been obtained. The Company, however, shall use its best efforts to obtain all such approvals.

                  10. NO GUARANTEE OF CONTINUED SERVICE. OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED AN OPTION OR PURCHASING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO

NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

                  11. Assignability. Neither this Option nor any rights or privileges conferred thereby shall be assignable or transferable by the Optionee other than by will or by the laws of descent and distribution, and this Option shall be exercisable only by Optionee during the Optionee's lifetime. Upon the death of Optionee, the rights of the successors to Optionee shall be limited as set forth in the Plan.

                  12. Binding Affect. This Option Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

                  13. Securities Matters.

                           (a) Exercise of Option.  The option granted hereunder
may be exercised by the Optionee only if (i) the Shares which are to be issued upon such execution are registered under the Securities Act of 1933, as amended (the "1933 Act"), the Arizona Securities Act, as amended (the "Arizona Act"), and the securities laws of any other applicable jurisdiction, or (ii) the Company, upon advice of counsel, determines that the issuance of the Shares upon the exercise of the Optionee is exempt from registration requirements.

                           (b)  Restriction  of Shares.  The Company is under no
obligation to register, under the 1933 Act, the Arizona Act or the securities laws of any other jurisdiction, any of the Shares to be issued to the Optionee upon the exercise of any option or to take any action which would make available any exemption from registration. If the Shares to be issued to the Optionee upon the exercise of any option have not been registered under the 1933 Act, the Arizona Act or the securities laws of any other jurisdiction, those Shares will be "restricted securities" within the meaning of Rule 144 under the 1933 Act and must be held indefinitely without any transfer, sale or other disposition unless
(a) the shares are subsequently registered under the 1933 Act, the Arizona Act and the securities laws of any other applicable jurisdiction, or (b) the Optionee obtains an opinion of counsel which is satisfactory to counsel for the Company that the Shares may be sold in reliance on an exemption from registration requirements.

                  14. Tax Consequences; Withholding Taxes and Reporting of Disposition of Shares. Some of the federal tax consequences relating to this Option, as of the date of this Option, are set forth below. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

                           (a)  Exercising  the Option.  The  Optionee may incur
regular federal income tax liability upon exercise of a nonstatutory stock option. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price.

                           (b) Withholding.  If the Optionee is an Employee or a
former Employee, the Company will be required to withhold from his or her compensation or collect from Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise. Optionee hereby agrees to make appropriate arrangements with the Company for the satisfaction of any applicable federal, state or local income tax withholding requirements relating to the exercise of the Option or the payment of any employment taxes due as a result of the exercise of such Option.

                           (c)  Disposition  of Shares.  If the  Optionee  holds
Shares acquired upon the exercise of a nonstatutory stock option for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes.

                           (d) Reporting of Disposition of Shares.  The Optionee
shall, at the Company's request, promptly complete and return any and all informational requests regarding the Optionee's disposition of Shares acquired upon exercise of the Options covered by this Agreement.

                  15. Defined Terms. All capitalized terms herein which are not otherwise defined herein shall have the same meaning ascribed to such terms in the Plan.

                  16. Notices. Except as set forth in Section 4 of this Option Agreement, any notice required to be given or delivered to the Company under the terms of this Option Agreement shall be in writing and addressed to the Company in care of the Corporate Secretary at its principal corporate offices. Any notice required to be given or delivered to Optionee at the address indicated in the Grant Notice. All notices shall be deemed to have been given or delivered upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

                  17. Construction. This Option Agreement and the Option evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the express terms and provisions of the Plan. Subject to Section 3.1(b) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan shall prevail. All decisions of the Administrator with respect to any question or issue arising under the Plan or this Agreement shall be conclusive and binding on all persons having an interest in this option.

                  18. Entire Agreement; Governing Law. The Plan and the Grant Notice are incorporated herein by reference. This Option Agreement, the Plan and the Grant Notice constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and the Optionee. The interpretation, performance, and enforcement of this Agreement shall be governed by the internal substantive laws, but not the choice of law rules, of the State of Arizona.

                                 Initials of Optionee:  ________________________

                                   SCHEDULE A

                        FORM OF EXERCISE NOTICE UNDER THE

                       1997 NONSTATUTORY STOCK OPTION PLAN

MICROCHIP TECHNOLOGY INCORPORATED
2355 West Chandler Boulevard
Chandler, Arizona 85224
Attention: Human Resources, Stock Administration

         Exercise of Option. Effective as of today, _____________, 19__, the undersigned ("Purchaser") hereby elects to purchase shares (the "Shares") of the Common Stock of Microchip Technology Incorporated (the "Company") under and pursuant to the 1997 Nonstatutory Stock Option Plan (the "Plan") for the grant(s) specified in the Stock Option Exercise Instruction Form accompanying this Exercise Notice. The purchase price for the Shares shall be as required by the individual Grant Notice(s) and Option Agreement(s).

         Delivery of Payment. Purchaser herewith delivers to the Company the full purchase price for the Shares.

         Representations of Purchaser. Purchaser acknowledges that Purchaser has received, read and understood the Plan, the Grant Notice and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

         Rights as Stockholder. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the option. No adjustment will be made for a dividend or other right for which the record date is prior to the date of issuance, except as provided in Sections 2.2 and
2.3 of the Plan.

         Tax Consultation. Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser's purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

         Entire Agreement; Governing Law. The Plan, the Grant Notice and Option Agreement are incorporated herein by reference. This Agreement, the Plan, the Grant Notice and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof, and may not be modified adversely to the Purchaser's interest except by means of a writing signed by the Company and Purchaser. This agreement is governed by the internal substantive laws, but not the choice of law rules, of the State of Arizona.

Submitted by:                             Accepted by:

PURCHASER:                                MICROCHIP TECHNOLOGY INCORPORATED

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Signature                                 By

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